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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of DeVlieg-Bullard, Inc.


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-40874, 33-54608, 33-85528 and 333-02335) of
DeVlieg-Bullard, Inc. of our report dated September 4, 1996 appearing on page 20 of this Form 10-K.




/s/ PRICE WATERHOUSE LLP

Stamford, Connecticut
October 1, 1996